-----------------------
                           |OMB APPROVAL           |
                           |OMB Number: 3235-0060  |
                           |Expires:    Jan 8, 2008|
                           |Aver. time:   38 hrs.  |
                            -----------------------







                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 ----------------
                                | SEC FORM 8-K  |
                                 ----------------

                        AMENDMENT NO. 1 TO CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)
                                  May 23, 2005

                            -----------------------
                           | World Associates, Inc.|
                            -----------------------

                            Stock Symbol:  OTCBB: WAIV
                        Commission File Number 000-27949

                       Nevada                     88-0406903
             (State of incorporation)          (IRS Employer ID)

                               Company Address

                            World Associates, Inc.
                        28310 Roadside Drive, Suite 120
                           Agoura Hills, CA 91301

                                818-991-1770


                                TRANSFER AGENT:

                        Pacific Stock Transfer Company
                       500 E. Warm Springs Rd., St. 240
                           Las Vegas, Nevada 89119
                              (702) 361-3033




ITEM 3.01 FAILURE TO COMPLY WITH LISTING RULE OR STANDARD

On May 23, 2005 the Company was delisted from the OTC Bulletin Board because it was late filing a report on Form 10KSB for the year ended December 31, 2004. The Company's stock continues to be listed on the National Quotation Bureau (Pink Sheets).

THE COMPANY'S REPORTING STATUS

The Company's last periodic report was a Form 10QSB filed for the period ended September 30, 2004. On May 24, 2005 World Associates, Inc. appeared in the "daily list" of companies that were no longer quoted on the OTC Bulletin Board. The Company failed to comply with NASD rule 6530. This rule requires issuers to disclose their financial status in periodic filings through the SEC Edgar Filing System. Thirty days after an issuer is out of compliance their stock becomes ineligible for listing on the OTC Bulletin Board. That occurred after the Company failed to file its Form 10KSB for the year ended December 31, 2004 in April when it was due.

The Company's stock is still listed by the National Quotation Bureau, also known as the Pink Sheets. Interested parties may get a quote on the Company's stock from the Pink Sheets website at http://www.pinksheets.com.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Associate, Inc.
/s/  Randall Prouty, President    Date:  June 28, 2005
SIGNATURES: